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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): MAY 12, 2003

                   Waypoint Retirement Savings Incentive Plan
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


       Pennsylvania                      0-22399                 25-1872581
       ------------                      -------                 ----------
(State or Other Jurisdiction      (Commission File No.)       (I.R.S. Employer
     of Incorporation)                                       Identification No.)



235 N. Second Street, Harrisburg, PA                                    17101
------------------------------------                                    -----
(Address of Principal Executive Offices)                             (Zip Code)



Registrant's telephone number, including area code:  (717) 236-4041



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)





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ITEMS 1, 2, 3, 5 AND 6:    Not Applicable

ITEM 4. Changes in Registrant's Certifying Accountant.

On May 12, 2003, Waypoint Bank, ("Waypoint"), the Administrator of the Waypoint Retirement Savings Incentive Plan (the "Plan") engaged Beard Miller Company LLP ("Beard Miller") as the Plan's independent public accountants and dismissed KPMG LLP ("KPMG") as the Plan's independent public accountants for the fiscal plan year ended December 31, 2002.

The decision to change the Plan's independent public accountants was recommended by Waypoint's Senior Management and approved by the Waypoint Audit Committee under authority delegated to it by the Board of Directors. As a result of this action, Beard Miller will audit the financial statements of the Plan for the year ended December 31, 2002. The decision to change independent public accountants was not the result of any disagreement with KPMG with respect to any reporting or disclosure requirements applicable to the Plan. KPMG's report on the Plan's financial statements for the fiscal year ended December 31, 2001 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal year ended December 31, 2001 and the subsequent interim period between December 31, 2001 and the replacement of KPMG, or Arthur Andersen LLP ("Arthur Andersen"), the predecessor auditor for the plan fiscal year ended December 31, 2000, there were no disagreements with KPMG or Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to KPMG's or Arthur Andersen's satisfaction, would have caused KPMG or Arthur Andersen to make reference to the subject matter of the disagreements in connection with the reports for such years and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

Waypoint provided KPMG a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of KPMG's letter dated May 16, 2003 responding to the foregoing disclosures. Arthur Andersen is not available to respond regarding the above disclosure.

During the fiscal years ended December 31, 2001 and 2000 and the subsequent interim period between December 31, 2001 and the filing date of this Current Report on Form 8-K, Waypoint did not consult with Beard Miller with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Plan's financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 7. Exhibits 16.1  - letter from KPMG LLP dated May 16, 2003

ITEM 8 - 12  Not Applicable




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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    WAYPOINT RETIREMENT SAVINGS INCENTIVE PLAN



DATE: May 15, 2003                  By: /S/ Jane E. Madio
                                       ----------------------
                                       Jane E. Madio
                                       Senior Vice President, Waypoint Bank
                                       Administrator



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                                  EXHIBIT 16.1

Letter to the Securities and Exchange Commission from KPMG LLP.